LONG-TERM DEBT	12 Months Ended
Mar. 31, 2022
Borrowings [abstract]
LONG-TERM DEBT [Text Block]

11. LONG-TERM DEBT

Pursuant to an asset purchase agreement dated February 10, 2022, the Company acquired the land, building and chattels at 24 Corporate Court in Guelph, Ontario for cash consideration of $351,000 and assumed a mortgage of $1,949,000. The mortgage was assumed in a vendor-take-back agreement with the seller of the property who is an insignificant shareholder and not an insider of the Company.

	March 31,	March 31,
	2022	2021
	$	$

First mortgage payable in monthly instalments of $85,504 including interest at 5% per annum, due March 1, 2024, with land and building, having a net book value of $2,003,043, pledged as collateral.	1,949,000	-
Less current portion	(950,930)	-
	998,070	-

Principal repayments on long-term debt in each of the next two years are estimated as follows:

2023	950,930
2024	998,070
Total	1,949,000